SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: NOVEMBER 23, 2004
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



          333-16031                                  86-0793960
    (Commission File No.)               (I.R.S. Employer Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                          (303) 440-7930 (Registrant's
                     telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      (a) At 11:00 a.m. New York City time, on November 23, 2004, the registrant hosted an investor conference call, broadcast live on the Internet at the registrant's website, to discuss its results of operations for the three- and nine-months ended September 30, 2004. The registrant issued press releases announcing the conference call on each of November 16, 2004 and November 22, 2004, copies of which were filed with the Securities and Exchange Commission on November 16, 2004 and November 23, 2004, respectively, as Exhibit 99.1 to their respective Current Reports on Form 8-K. A transcript of the conference call is attached hereto as Exhibit 99.3 and incorporated by reference herein.

      The information included in this Current Report on Form 8-K (including the exhibit hereto, this "Current Report") is being furnished under Item 2.02, "Results of Operations and Financial Condition." As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        Number   Documents

        99.1    Press Release dated November 16, 2004 (previously filed as
                Exhibit 99.1 to the registrant's Current Report on Form 8-K dated November 16, 2004 and incorporated by reference herein).

        99.2    Press Release dated November 22, 2004 (previously filed as
                Exhibit 99.1 to the registrant's Current Report on Form 8-K dated November 23, 2004, and incorporated by reference herein).

        99.3    Transcript of November 23, 2004 conference call.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INCENTRA SOLUTIONS, INC.


Date:  November 24, 2004               By:/s/ Thomas P. Sweeney III
                                          --------------------------------------
                                          Thomas P. Sweeney III
                                          Chief Executive Officer